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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): DECEMBER 26, 2001



                                 CTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                INDIANA                    1-4639              35-0225010
     (State or Other Jurisdiction        (Commission          (IRS Employer
           of Incorporation)             File Number)       Identification No.)


     905 WEST BOULEVARD NORTH
     ELKHART, INDIANA                                             46514
     (Address of Principal Executive Offices)                   (Zip Code)

    Registrant's telephone number, including area code:  (219) 293-7511


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ITEM 5.  OTHER EVENTS.

         On December 26, 2001, CTS Corporation (the "Company") filed a prospectus supplement with the Securities and Exchange Commission relating to the sale of 1,800,000 shares of its Common Stock to an institutional investor pursuant to a previously filed shelf registration statement on Form S-3 (Reg. No. 333-90697). In connection therewith, the opinion of counsel is filed herewith and is attached hereto as an exhibit.

         This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:
                  --------

           Exhibit
           Number             Description
           ------             -----------

            5.1 Opinion of Richard G. Cutter, Esq., Vice President, Assistant Secretary and General Counsel of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CTS CORPORATION


                                     By: /s/ Richard G. Cutter
                                         ---------------------------------------
                                         Richard G. Cutter
                                         Vice President, Assistant Secretary
                                          and General Counsel


Date:  December 26, 2001

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                                INDEX TO EXHIBITS
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           Exhibit
           Number          Description
           ------          -----------

             5.1 Opinion of Richard G. Cutter, Esq., Vice President, Assistant Secretary and General Counsel of the Company.